UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 27, 2020

Immune Therapeutics, Inc.

(Exact Name of Registrant as Specified in its Charter)

Florida	000-54933	59-3226705
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2431 Aloma Ave #124 Winter Park, FL 32792

(Address of principal executive offices)

888-613-8802

(Issuer’s telephone number)

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provision (see General Instruction A.2 below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	OTCMKTS	IMUN

ITEM 1.01.ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On February 27, 2020, Immune Therapeutics Inc (the “Company”) approved and entered into a license agreement (the “License Agreement”) with Forte Biotechnology Intl Corp (“Forte”). Under the License Agreement, the Company granted Forte an exclusive, sub-license worldwide commercial license, with rights to animal health

Pursuant to the License Agreement, in consideration for the rights granted thereunder, Forte will grant Immune a seat on the board and : (i) assume over minimum of $3,740,746 in Immune defaulted debt accumulated over the last six years within 30 days upon the filing of the 8-k License Agreement; (ii) milestone payment will be due on the approval of Minor Use and Minor Species designation, and Conditional approval and between two (2%) percent and six (6%) percent on sales between 500 million and 1 billion dollars

A copy of the License Agreement will be filed as an exhibit to the Company’s Annual Report on Form 10-K for the year ended December 31, 2019. The Company intends to seek confidential treatment for certain portions of the License Agreement.

ITEM 7.01: REGULATION FD DISCLOSURE

Immune has filed on March 30th, 2020 and received a 45-day extension under the new COVID19 policies at the SEC that allow companies additional time to for SEC filings due to the pandemic. This extension will mean that our 10K will be filed on our before mid-May. The extension was accepted by the SEC and filed accordingly. Please see that extension application as Exhibit 1.2 in this filing.

ITEM 8.01: OTHER EVENTS

On April 16, 2020, the Company and Forte issued a joint press release announcing their entry into the License Agreement. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The information in Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liability under that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

ITEM 9.01 FINACIAL STATEMENTS AND EXHIBITS

(d)	Exhibits	Item
	3.1	SEC Extension application
	99.1	Press release dated April 16, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Immune Therapeutics Inc

(Registrant)

By:	/s/ Michael K Handley
Michael K. Handley
Chief Executive Officer

Date:	April 16, 2020